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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)          April 6, 2005
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

        1-4219                                            74-1339132
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(Commission File Number)                       (IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York                     14618
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(Address of Principal Executive Offices)                              (Zip Code)

(585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

        On April 6, 2005, Zapata Corporation (the "Company") filed a Certificate of Change to the Company's Certificate of Incorporation increasing the Company's authorized shares to 132,000,000 shares of common stock, 1,600,000 shares of preferred stock and 14,400,000 shares of preference stock. The newly authorized shares are necessary to accommodate the eight-for-one stock split of the Company's common stock described below, effective as of April 6, 2005.

Section 8 - Other Events

Item 8.01 Other Events

        On March 21, 2005, the Board of Directors of the Company approved an eight-for-one stock split of its common stock, effective as of the close of business on April 6, 2005. The additional shares will be distributed on April 6, 2005 to stockholders of record as of March 30, 2005.


Amendment to Registration Statements

        The Registrant is acting pursuant to Rule 416 under the Securities Act of 1933 ("Rule 416") regarding the Registration Statements listed below (the "Registration Statements"). Pursuant to Rule 416(a), if a registration statement purports to register securities to be offered pursuant to terms which provide for a change in the amount of securities being offered or issued to prevent dilution resulting from stock splits, such registration statement shall be deemed to cover the additional securities to be offered or issued as a result of any such stock split.

        Therefore, each of the Registration Statements is amended to include the language set forth on Exhibit 99.2.

        The Registration Statements are set forth as follows:

                 Registration Statement Number

                      333-43223
                      333-45568

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        (c)    Exhibits


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Exhibit No.                Description
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Exhibit 99.1               Certificate of Change to Certificate of Incorporation
                           dated April 6, 2005

Exhibit 99.2 Rule 416(a) language for inclusion in the Registration Statements



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ZAPATA CORPORATION


Date: April 8, 2005                      By:  /s/ Leonard DiSalvo
                                         ---------------------------------------
                                         Name:  Leonard DiSalvo
                                         Title: Vice President - Finance and CFO



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                                  EXHIBIT INDEX

Exhibit No.                     Description
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Exhibit 99.1                    Certificate of Change to Certificate of
                                Incorporation dated April 6, 2005

Exhibit 99.2 Rule 416(a) language for inclusion in the Registration Statements



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